Other reserves	6 Months Ended
Jun. 30, 2023
Disclosure of reserves within equity [abstract]
Other reserves	Other reserves

	As at 30.06.23	As at 31.12.22
	£m	£m
Currency translation reserve	3,667	4,992
Fair value through other comprehensive income reserve	(1,284)	(1,342)
Cash flow hedging reserve	(5,940)	(5,557)
Own credit reserve	(27)	467
Other reserves	196	(24)
Total	(3,388)	(1,464)
Currency translation reserve
The currency translation reserve represents the cumulative gains and losses on the retranslation of the Barclays Bank Group’s net investment in foreign operations, net of the effects of hedging.
As at 30 June 2023, there was a cumulative gain of £3,667m (December 2022: £4,992m gain) in the currency translation reserve, a loss during the period of £1,325m. This principally reflects the strengthening of GBP against USD and EUR during the period.
Fair value through other comprehensive income reserve
The fair value through other comprehensive income reserve represents the cumulative unrealised gains and losses on fair value through other comprehensive income investments since initial recognition.
As at 30 June 2023, there was a cumulative loss of £1,284m (December 2022: £1,342m loss) in the fair value through other comprehensive income reserve, a gain during the period of £58m. This is principally driven by a £96m gain from the increase in fair value of bonds due to decreasing bond yields, partially offset by a net gain of £19m transferred to the income statement and a tax charge of £19m.
Cash flow hedging reserve
The cash flow hedging reserve represents the cumulative gains and losses on effective cash flow hedging instruments that will be recycled to the income statement when the hedged transactions affect profit or loss.
As at 30 June 2023, there was a cumulative loss of £5,940m (December 2022: £5,557m loss) in the cash flow hedging reserve, a loss during the period of £383m. This principally reflects a £1,262m loss from fair value movements of interest rate swaps held for hedging purposes as major interest rate forward curves increased partially offset by £724m losses transferred to the income statement and a tax credit of £155m.
Own credit reserve
The own credit reserve reflects the cumulative own credit gains and losses on financial liabilities at fair value. Amounts in the own credit reserve are not recycled to profit or loss in future periods.
As at 30 June 2023, there was a cumulative loss of £27m (December 2022: £467m gain) in the own credit reserve, a loss during the period of £494m. This principally reflects a £682m loss from the tightening of credit spreads partially offset by a tax credit of £188m.
Other reserves
As at 30 June 2023, there was a cumulative gain of £196m (December 2022: £24m loss) in other reserves. The gain during the period is driven by the recognition of a £124m merger reserve, which arose on the acquisition of the issued share capital of Barclays Asset Management Limited and Barclays Investment Solutions Limited and certain other assets and liabilities, business guarantees, business contracts and business employee contracts from Barclays Bank UK PLC. See Note 14 Barclays Bank PLC parent company information for further information.